RENTRAK CORPORATION
          NON-QUALIFIED STOCK OPTION AGREEMENT


          THIS AGREEMENT, dated ____________, is made by and between Rentrak Corporation, an Oregon corporation
(hereinafter referred to as "Company"), and ____________________________, an employee of the Company or a Subsidiary of the Company (hereinafter referred to as "Optionee"):

          WHEREAS, the Company wishes to afford the Optionee the opportunity to purchase shares of its $0.001 par value
Common Stock; and

          WHEREAS, the Company wishes to carry out the 1997
Equity Participation Plan of Rentrak Corporation
(hereinafter referred to as "Plan") (the terms of which are hereby incorporated by reference and made a part of this Agreement); and

          WHEREAS, the Committee, appointed to administer the Plan, has delegated to certain officers of the Company the authority to implement grants of Options under the Plan;
and

          WHEREAS, such officers have determined that it would be to the advantage and best interest of the Company and its shareholders to grant the non-qualified Option provided for herein to the Optionee as an inducement to enter into or remain in the service of the Company or its Subsidiaries and as an incentive for increased efforts during such service;

          NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE

GRANT OF OPTION

Section 1.1.  - Grant of Option

          In consideration of the Optionee's agreement to remain in the employ of the Company or its subsidiairies and for other good and valuable consideration, on the date hereof the Company irrevocably grants to the Optionee the option to purchase any part or all of an aggregate of ____________ shares of its $0.001 par value Common Stock upon the terms and conditions set forth in this Agreement.

Section 1.2. - Purchase Price

          The purchase price of the shares of stock covered by the Option shall be $__________ per share, without commission or other charge.

Section 1.3. - Consideration to Company

          In consideration of the granting of this Option by the Company, the Optionee agrees to render faithful and efficient services to the Company or a Subsidiary, with such duties and responsibilities as the Company shall from time to time prescribe. Nothing in this Agreement or in the Plan shall confer upon the Optionee any right to continue in the employ of the Company or any Subsidiary, or as a director of the Company, or shall interfere with or restrict in any way the rights of the Company and its Subsidiaries, which are hereby expressly reserved, to discharge the Optionee at any time for any reason whatsoever, with or without cause.

Section 1.4. - Adjustments in Option

          The Committee shall make adjustments with respect to the Option in accordance with the provisions of Section
9.3 of the Plan.

ARTICLE II.

PERIOD OF EXERCISABILITY


Section 2.1. - Commencement of Exercisability

          (a) Subject to Section 4.5, the Option shall become exercisable in [four (4) cumulative installments as follows:
                    The first installment shall consist of
     twenty-five percent (25%) of the shares covered by the Option and shall become exercisable on the first anniversary of the date the Option is granted.
                    The second installment shall consist of
     twenty-five percent (25%) of the shares covered by the Option and shall become exercisable on the second anniversary of the date the Option is granted.
                    The third installment shall consist of
     twenty-five percent (25%) of the shares covered by the Option and shall become exercisable on the third anniversary of the date the Option is granted.
                    The fourth installment shall consist of
     twenty-five percent (25%) of the shares covered by the Option and shall become exercisable on the fourth anniversary of the date the Option is granted.
          (b)  No portion of the Option which is
unexercisable at Termination of Employment shall thereafter become exercisable.

Section 2.2. - Duration of Exercisability

          The installments provided for in Section 2.1 are cumulative. Each such installment which becomes exercisable pursuant to Section 2.1 shall remain exercisable until it becomes unexercisable under Section 2.1.

Section 2.3. - Expiration of Option

          The Option may not be exercised to any extent by anyone after the first to occur of the following events:
          (a) The expiration of ten (10) years from the date the Option was granted; or
          (b) The expiration of one (1) month from the date of the Optionee's Termination of Employment unless such Termination of Employment results from his death, his retirement, his disability or his being discharged not for good cause; or
          (c) The expiration of one (1) month from the date of the Optionee's Termination of Employment by reason of his retirement or his being discharged not for good cause, unless the Optionee dies within said one-month period; or
          (d) The expiration of one (1) year from the date of the Optionee's Termination of Employment by reason of his disability; or
          (e) The expiration of one (1) year from the date of the Optionee's death.
          (f) The effective date of either the merger or consolidation of the Company with or into another corporation, or the acquisition by another corporation or person of all or substantially all of the Company's assets or eighty percent (80%) or more of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company, unless the Committee waives this provision in connection with such transaction. As soon as practicable prior to the effective date of such merger, consolidation, acquisition, liquidation or dissolution, the Committee shall give the Optionee notice of such event if the Option has then neither been fully exercised nor become unexercisable under this Section 2.3.


Section 2.4. - Adjustments to and/or Cancellation of the Option

          If there is a material alteration in the capital structure of the Company on account of a reorganization, merger, recapitalization, exchange of shares, stock split, reverse stock split, stock dividend, or otherwise, the Committee shall make such adjustments to the Plan and to the Options then outstanding under the Plan as the Committee determines to be appropriate and equitable under the circumstances. Such adjustments may include, without limitation, (a) a change in the number or kind of shares of stock of the Company covered by the Options and/or (b) a change in the Option Price payable per share; provided, however, that the aggregate Option Price applicable to the unexercised portion of existing Options shall not be altered, it being intended that any adjustments made with respect to these Options shall apply only to the price per share and the number of shares subject thereto. For purposes of this paragraph, neither (i) the issuance of additional shares of stock of the Company in exchange for adequate consideration (including services), nor (ii) the conversion of outstanding preferred shares of the Company into Common Stock, shall be deemed a material alteration of the capital structure of the Company. In the event the Committee shall determine that the nature of a material alteration in the capital structure of the Company is such that it is not practical or feasible to make appropriate adjustments to the Plan or to this Option, such event shall be deemed a Termination Event subject to the following paragraph.

          In the event of (a) the dissolution or liquidation of the Company, (b) a reorganization , merger, or consolidation of the Company with one or more corporations as a result of which the Company will not be a surviving corporation, (c) the sale of all or substantially all of the assets of the Company, (d) a sale or other transfer of more than eighty percent (80%) of the then outstanding shares of Common Stock of the Company, or (e) a material change in the capital structure of the Company that is subject to this Section in accordance with the last sentence of the previous paragraph (any of such events is herein referred to as a "Terminating Event"), the Committee shall determine whether a provision will be made in connection with the Terminating Event for an appropriate assumption of this Option for stock or for substitution of appropriate new options covering stock of a successor corporation employing the Optionee under this Plan and Agreement or stock of an affiliate of such successor employer corporation . If the Committee determines that such an appropriate assumption or substitution will be made, the Committee shall give notice of the determination to the Optionee and the provisions of such assumption or substitution, and any adjustments made (i) to the number and kind of shares subject to the Option outstanding under the Plan (or to options issued in substitution therefor),
(ii) to the Option price and/or (iii) to the terms and conditions of this Option, shall be binding upon the Optionee. If the Committee determines that no assumption or substitution will be made, the Committee shall give notice of this determination to the Optionee, whereupon the Optionee shall have the right for a period of thirty (30) days following the notice to exercise in full or in part any unexercised or unexpired Option then held by him or her, without regarding to any contingent vesting provision to which the Option may otherwise been subject pursuant to Paragraph 2.1a above. Upon the expiration of this thirty
(30) day period, this option shall expire to the extent not earlier exercised, and the Plan shall terminate.

ARTICLE III.

GRANT OF OPTION
Section 3.1. - Partial Exercise

          Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under
Section 2.3; provided, however, that each partial exercise shall be for not less than ten (10) shares (or the minimum installment set forth in Section 2.1, if a smaller number of shares) and shall be for whole shares only.

Section 3.2. - Manner of Exercise

          The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his office of all of the following prior to the time when the Option or such portion becomes unexercisable under Section
2.3:

            (a)   A written notice complying with the
applicable rules established by the Committee stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Optionee or other person then entitled to exercise the Option or such portion; and

            (b) Full payment to the Company for the shares with respect to which such Option or portion exercised in accordance with Section 5.2d of the Plan.

                 (i) With the consent of the Committee, (A) shares of the Company's Common Stock owned by the Optionee, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof, or (B) shares of the Company's Common Stock issuabe to the Optionee upon exercise of the Option, with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised thereof; or

               (ii)  With the consent of the Committee, a
     notice that the Optionee has placed a market sell order with a broker with respect to shares of the Company's Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price.

          (c) A bona fide written representation and agreement, in a form satisfactory to the Committee, signed by the Optionee or other person then entitled to exercise such Option or portion, as the Committee in its discretion shall determine is necessary or appropriate to effect compliance with the Securities Act and any other federal or state securities laws or regulations. Without limiting the generality of the foregoing, the Committee may require an opinion of counsel acceptable to it to the effect that any subsequent transfer of shares acquired on an Option exercise does not violate the Securities Act, and may issue stop-transfer orders covering such shares. Share certificates evidencing stock issued on exercise of this Option shall bear an appropriate legend referring to the provisions of this subsection (c) and the agreements herein. The written representation and agreement referred to in the first sentence of this subsection (c) shall, however, not be required if the shares to be issued pursuant to such exercise have been registered under the Securities Act, and such registration is then effective in respect of such shares; and

           (d)   Full payment to the Company (or other
employer corporation) of all amounts which, under federal, state or local tax law, it is required to withhold upon exercise of the Option; with the consent of the Committee,
(i) shares of the Company's Common Stock owned by the Optionee, duly endorsed for transfer, with a Fair Market Value equal to the sums required to be withheld, or (ii) shares of the Company's Common Stock issuable to the Optionee upon exercise of the Option with a Fair Market Value equal to the sums required to be withheld, may be used to make all or part of such payment; and

          (e) In the event the Option or portion shall be exercised pursuant to Section 4.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option.

Section 3.3. - Rights as Shareholder

          The holder of the Option shall not be, nor have any of the rights or privileges of, a shareholder of the Company in respect of any shares purchasable upon the exercise of any part of the Option unless and until certificates representing such shares shall have been issued by the Company to such holder.


ARTICLE IV.
OTHER PROVISIONS

Section 4.1. - Option Not Transferable

          Neither the Option nor any interest or right therein or part thereof shall be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution, unless and until such Option has been exercised, or the shares underlying such Option have been issued, and all restrictions applicable to such shares have lapsed. Neither the Option nor any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.



Section 4.2. - Shares to Be Reserved

          The Company shall at all times during the term of the Option reserve and keep available such number of shares of stock as will be sufficient to satisfy the requirements of this Agreement.



Section 4.3. - Notices

          Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary, and any notice to be given to the Optionee shall be addressed to him at the address given beneath his signature hereto. By a notice given pursuant to this Section 4.3, either party may hereafter designate a different address for notices to be given to him. Any notice which is required to be given to the Optionee shall, if the Optionee is then deceased, be given to the Optionee's personal representative if such representative has previously informed the Company of his status and address by written notice under this Section 4.3. Any notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

Section 4.4. - Titles

          Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

Section 4.5. - Construction

          This Agreement shall be administered, interpreted and enforced under the internal laws of the State of Oregon without regard to conflicts of laws thereof.

Section 4.6. - Conformity to Securities Laws

The Optionee acknowledges that the Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation Rule 16b-3. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Option is granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

          IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.

                              RENTRAK CORPORATION



                              By ___________________________
                                    President


Optionee's Taxpayer
Identification Number:


Optionee:

____________________________